Subsequent events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events

Note 5 – Subsequent events

1. Regarding additional ordinary shares issued under the SEPA subsequent to June 30, 2025, see Note 3.3 above.

2. On August 20, 2026, the Company effected a reverse share split of the Company’s ordinary shares at the ratio of 1-for-8, such that each eight (8) ordinary shares, par value NIS 1.80 per share, were consolidated into one (1) ordinary share, par value NIS 14.40 per share. As a result, all share and per share amounts were adjusted retroactively for all periods presented in these consolidated financial statements.